Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	ASTON/Montag & Caldwell Mid Cap Growth Fund
ASTON/Barings International Fund	ASTON/River Road Dividend All Cap Value Fund
ASTON/Cornerstone Large Cap Value Fund	ASTON/River Road Dividend All Cap Value Fund II
ASTON/DoubleLine Core Plus Fixed Income Fund	ASTON/River Road Independent Value Fund
ASTON/Fairpointe Mid Cap Fund	ASTON/River Road Long-Short Fund
ASTON/Harrison Street Real Estate Fund	ASTON/River Road Select Value Fund
ASTON/Herndon Large Cap Value Fund	ASTON/River Road Small Cap Value Fund
ASTON/Lake Partners LASSO Alternatives Fund	ASTON/Silvercrest Small Cap Fund
ASTON/LMCG Emerging Markets Fund	ASTON/TAMRO Diversified Equity Fund
ASTON/LMCG Small Cap Growth Fund	ASTON/TAMRO Small Cap Fund
ASTON/Montag & Caldwell Balanced Fund	ASTON/TCH Fixed Income Fund
ASTON/Montag & Caldwell Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 23, 2014 to the Class N Shares, Class I Shares and Class R Shares

Prospectuses of the Funds and Summary Prospectuses of the Funds (collectively, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

Aston Asset Management, LP (“Aston”) currently serves as the investment adviser to each Fund and provides investment advisory, mutual fund administration and distribution-related services to each Fund. Aston is a majority-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”). AMG has determined to exercise its option to purchase the outstanding equity of Aston that is not currently owned by AMG, making Aston a wholly-owned subsidiary of AMG (the “Transaction”). As part of the Transaction, Aston will be converted to a Delaware limited liability company and will change its name to “Aston Asset Management, LLC,” the interests in which will be held by AMG through its wholly-owned subsidiary, Managers Investment Group LLC (which will be rebranded as “AMG Funds”). Throughout this Supplement, “Aston” shall refer to Aston Asset Management, LP prior to the Transaction and Aston Asset Management, LLC after the Transaction.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s current Investment Advisory Agreement provides for its automatic termination in the event of its assignment, which in turn causes the automatic termination of each Sub-Investment Advisory Agreement. Because the completion of the Transaction may be deemed to constitute an “assignment” of each Fund’s current Investment Advisory Agreement, the Board of Trustees of Aston Funds has approved a new Investment Advisory Agreement and Sub-Investment Advisory Agreement with respect to each Fund on substantially the same terms as currently in effect, including the fee rates payable under the agreements. Pursuant to the “manager-of-managers” structure under which the Funds operate, shareholders of the Funds do not need to approve new Sub-Investment Advisory Agreements. Accordingly, shareholder approval is being sought only with respect to the Investment Advisory Agreement for each Fund.

The Transaction is expected to close during the second quarter of 2014, subject to the satisfaction or waiver of certain conditions, including among others, obtaining certain approvals by shareholders of the Funds. Upon the closing of the Transaction, Aston will continue to serve as investment adviser and operate the Funds. Your Fund’s current sub-adviser will continue to manage the Fund and the investment objective(s) and principal investment strategies of the Funds will remain the same. If the Transaction does not close, the current agreements will remain in full force and effect.

As of January 2014, Stuart D. Bilton serves as Chief Executive Officer and President of Aston Funds.

For more information, please call Aston Funds: 800-992-8151 or visit our website: www.astonfunds.com.

SUP AST 0114